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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 2, 2001


                             CAPITAL AUTOMOTIVE REIT
             (Exact name of registrant as specified in its charter)


                    Maryland                                  000-23733                               54-1870224
          (State or Other Jurisdiction                (Commission File Number)           (IRS Employer Identification Number)
               of Incorporation)


         1420 Spring Hill Road, Suite 525, McLean, Virginia                                                    22102
--------------------------------------------------------------------------                                -----------------
             (Address of Principal Executive Offices)                                                        (Zip Code)

                                 (703) 288-3075
       -------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

        The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-73181) of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

       Exhibit No.                                  Description
       -----------                                  -----------
           1.01             Underwriting Agreement dated as of August 2, 2001, among Capital
                            Automotive REIT, Capital Automotive L.P. and Credit Suisse First Boston, as
                            representative of the several underwriters named therein

           4.01             First Amendment to Second Amended and Restated Partnership Agreement of
                            Capital Automotive L.P.

           5.01             Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant

           8.01             Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant

          23.01             Consent of Shaw Pittman LLP (included in its opinions filed as Exhibits 5.01 and 8.01)
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CAPITAL AUTOMOTIVE REIT

                             By:   /s/  David S. Kay
                                   -------------------------------------
                                        David S. Kay
                                   Vice President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)


Dated:  August 3, 2001


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                                  EXHIBIT INDEX


       Exhibit No.                                  Description
       -----------                                  -----------
          1.01              Underwriting Agreement dated as of August 2, 2001, among Capital
                            Automotive REIT, Capital Automotive L.P. and Credit Suisse First Boston, as
                            representative of the several underwriters named therein

          4.01              First Amendment to Second Amended and Restated Partnership Agreement of
                            Capital Automotive L.P.

          5.01              Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant

          8.01              Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant

          23.01             Consent of Shaw Pittman LLP (included in its opinions filed as Exhibits 5.01 and 8.01)


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